Schedule of Investments
May 31, 2024
(Unaudited)
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–99.99%
U.S. Treasury Inflation — Indexed Bonds–20.14%(a)
U.S. Treasury Inflation - Indexed Bonds	2.00%	01/15/2026	$15,349	$ 15,180,459
U.S. Treasury Inflation - Indexed Bonds	2.38%	01/15/2027	12,450	12,441,242
U.S. Treasury Inflation - Indexed Bonds	1.75%	01/15/2028	11,368	11,167,941
U.S. Treasury Inflation - Indexed Bonds	3.62%	04/15/2028	15,806	16,604,041
U.S. Treasury Inflation - Indexed Bonds	2.50%	01/15/2029	10,039	10,193,432
U.S. Treasury Inflation - Indexed Bonds	3.87%	04/15/2029	18,065	19,486,875
				85,073,990
U.S. Treasury Inflation — Indexed Notes–79.85%(a)
U.S. Treasury Inflation - Indexed Notes	0.38%	07/15/2025	26,335	25,692,808
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2025	20,123	19,472,447
U.S. Treasury Inflation - Indexed Notes	0.62%	01/15/2026	27,194	26,310,765
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2026	23,153	22,106,405
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2026	23,411	22,361,292
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2026	21,352	20,295,956
U.S. Treasury Inflation - Indexed Notes	0.37%	01/15/2027	24,182	22,953,911
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2027	21,239	19,924,044
U.S. Treasury Inflation - Indexed Notes	0.38%	07/15/2027	22,988	21,737,149
U.S. Treasury Inflation - Indexed Notes	1.62%	10/15/2027	20,554	20,183,355
U.S. Treasury Inflation - Indexed Notes	0.50%	01/15/2028	23,941	22,493,655
U.S. Treasury Inflation - Indexed Notes	1.25%	04/15/2028	20,298	19,547,708
U.S. Treasury Inflation - Indexed Notes	0.75%	07/15/2028	22,253	21,071,300
U.S. Treasury Inflation - Indexed Notes	2.37%	10/15/2028	20,854	21,084,051
U.S. Treasury Inflation - Indexed Notes	0.87%	01/15/2029	21,811	20,592,840
U.S. Treasury Inflation - Indexed Notes	2.12%	04/15/2029	11,380	11,368,099
				337,195,785
Total U.S. Treasury Securities (Cost $435,749,593)				422,269,775
			Shares
Money Market Funds–0.00%
Invesco Government & Agency Portfolio, Institutional Class, 5.23%(b)(c)			81	81
Invesco Treasury Portfolio, Institutional Class, 5.22%(b)(c)			93	93
Total Money Market Funds (Cost $174)				174
TOTAL INVESTMENTS IN SECURITIES–99.99% (Cost $435,749,767)				422,269,949
OTHER ASSETS LESS LIABILITIES–0.01%				40,919
NET ASSETS–100.00%				$422,310,868
Notes to Schedule of Investments:
(a)	Principal amount of security and interest payments are adjusted for inflation.
(b)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended May 31, 2024.

	Value February 29, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value May 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,689,021	$(2,688,940)	$-	$-	$81	$558
Invesco Liquid Assets Portfolio, Institutional Class	-	1,920,729	(1,920,747)	-	18	-	405
Invesco Treasury Portfolio, Institutional Class	-	3,073,167	(3,073,074)	-	-	93	636
Total	$-	$7,682,917	$(7,682,761)	$-	$18	$174	$1,599

(c)	The rate shown is the 7-day SEC standardized yield as of May 31, 2024.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Short Duration Inflation Protected Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2024
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of May 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$422,269,775	$—	$422,269,775
Money Market Funds	174	—	—	174
Total Investments	$174	$422,269,775	$—	$422,269,949
Invesco Short Duration Inflation Protected Fund